PORTFOLIO OF INVESTMENTS – as of September 30, 2020 (Unaudited)

Natixis Oakmark International Fund

Shares	Description	Value (†)
Common Stocks – 97.4% of Net Assets
	Australia – 3.3%
4,726,650	AMP Ltd.	$4,450,945
415,700	Brambles Ltd.	3,156,424
621,858	Orica Ltd.	6,923,652

		14,531,021

	Belgium – 0.9%
73,700	Anheuser-Busch InBev S.A.	3,968,039

	Canada – 2.2%
1,470,667	Cenovus Energy, Inc.	5,732,238
97,000	Open Text Corp.	4,099,854

		9,832,092

	China – 2.1%
600	Alibaba Group Holding Ltd., Sponsored ADR(a)	176,388
64,800	Alibaba Group Holding Ltd.(a)	2,378,880
31,634	Baidu, Inc., Sponsored ADR(a)	4,004,548
85,800	Trip.com Group Ltd., ADR(a)	2,671,812

		9,231,628

	Finland – 1.1%
167,100	UPM-Kymmene OYJ	5,086,005

	France – 11.3%
351,848	Accor S.A.(a)	9,848,234
506,091	BNP Paribas S.A.(a)(b)	18,307,601
141,222	Bureau Veritas S.A.(a)	3,183,331
28,500	EssilorLuxottica S.A.(a)	3,879,885
287,668	Publicis Groupe S.A.	9,271,522
176,600	Valeo S.A.	5,423,064

		49,913,637

	Germany – 17.7%
54,110	Allianz SE, (Registered)	10,385,314
700	Bayer AG	43,828
160,630	Bayer AG, (Registered)	9,909,858
205,500	Bayerische Motoren Werke AG	14,914,594
130,459	Continental AG	14,137,620
320,614	Daimler AG, (Registered)	17,295,543
47,400	Fresenius Medical Care AG & Co. KGaA	4,007,039
31,500	Henkel AG & Co. KGaA	2,946,135
924,100	thyssenkrupp AG(a)	4,649,807

		78,289,738

	India – 1.7%
1,270,675	Axis Bank Ltd.(a)	7,353,870

Shares	Description	Value (†)
Common Stocks – continued
	Indonesia – 0.9%
12,257,200	Bank Mandiri Persero Tbk PT	$4,099,122

	Ireland – 1.9%
24,200	Ryanair Holdings PLC(a)	321,300
99,863	Ryanair Holdings PLC, Sponsored ADR(a)	8,164,799

		8,486,099

	Italy – 3.8%
8,927,100	Intesa Sanpaolo SpA(a)	16,795,600

	Japan – 2.7%
287,000	Komatsu Ltd.	6,303,391
83,000	Toyota Motor Corp.	5,508,710

		11,812,101

	Korea – 1.8%
17,250	NAVER Corp.	4,383,590
75,200	Samsung Electronics Co. Ltd.	3,733,238

		8,116,828

	Mexico – 1.0%
691,500	Grupo Televisa SAB, Sponsored ADR(a)	4,273,470

	Netherlands – 2.0%
167,644	EXOR NV	9,100,172

	South Africa – 2.4%
59,635	Naspers Ltd., N Shares	10,532,961

	Spain – 1.5%
123,300	Amadeus IT Group S.A.	6,847,586

	Sweden – 5.0%
510,055	Hennes & Mauritz AB, B Shares	8,787,198
311,000	SKF AB, B Shares	6,416,106
362,300	Volvo AB, B Shares(a)	6,959,731

		22,163,035

	Switzerland – 11.8%
91,900	Cie Financiere Richemont S.A., (Registered)	6,170,427
1,556,334	Credit Suisse Group AG, (Registered)(b)	15,536,411
9,024,080	Glencore PLC(a)(b)	18,708,480
88,921	LafargeHolcim Ltd., (Registered)	4,047,641
27,900	Novartis AG, (Registered)	2,422,398
23,455	Swatch Group AG (The)	5,467,015

		52,352,372

	United Kingdom – 22.3%
177,267	Ashtead Group PLC	6,383,630
76,881	Bunzl PLC	2,482,210
2,065,600	CNH Industrial NV(a)	15,976,059

Shares	Description	Value (†)
Common Stocks – continued
	United Kingdom – continued
346,800	Compass Group PLC	$5,209,547
22,762	Ferguson PLC	2,290,550
2,706,800	G4S PLC(a)	6,981,414
359,932	Liberty Global PLC, Class A(a)	7,562,171
53,210,100	Lloyds Banking Group PLC(a)	18,063,863
4,900,700	NatWest Group PLC(a)	6,711,252
553,800	Prudential PLC	7,946,094
1,797,100	Rolls-Royce Holdings PLC	2,983,809
180,289	Schroders PLC	6,261,384
100	Schroders PLC, (Non Voting)	2,385
178,700	Smiths Group PLC	3,161,136
876,600	WPP PLC	6,884,767

		98,900,271

	Total Common Stocks (Identified Cost $549,395,882)	431,685,647

Preferred Stocks – 0.2%
	Germany – 0.2%
7,500	Henkel AG & Co. KGaA (Identified Cost $785,392)	784,398

Principal Amount
Short-Term Investments – 1.9%
$8,276,412	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2020 at 0.000% to be repurchased at $8,276,412 on 10/01/2020 collateralized by $8,442,600 U.S. Treasury Note, 0.250% due 9/30/2025 valued at $8,441,941 including accrued interest(c) (Identified Cost $8,276,412)	8,276,412

	Total Investments – 99.5% (Identified Cost $558,457,686)	440,746,457
	Other assets less liabilities – 0.5%	2,268,733

	Net Assets – 100.0%	$443,015,190

(†)

Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser or subadviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser or subadviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available.

In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used.

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers.

Broker-dealer bid prices may be used to value debt and unlisted equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security.

Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser or subadviser pursuant to procedures approved by the Board of Trustees. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

As of September 30, 2020, securities held by the Fund were fair valued as follows:

Equity securities[1]	Percentage of Net Assets
$395,784,765	89.3%

[1]

Certain foreign equity securities were fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of those securities.

The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period.

(a)	Non-income producing security.
(b)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.
(c)

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. As of September 30, 2020, the Fund had an investment in a repurchase agreement for which the value of the related collateral exceeded the value of the repurchase agreement.

ADR

An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

CHF	Swiss Franc

Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss. The U.S. dollar value of the currencies the Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund’s or counterparty’s net obligations under the contracts.

At September 30, 2020, the Fund had the following open forward foreign currency contracts:

Counterparty	Delivery Date	Currency Bought/ Sold (B/S)	Units of Currency		In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
State Street Bank and Trust Company	12/16/2020	CHF	S	4,313,000	$4,564,698	$4,693,264	$(128,566)

Fair Value Measurements

In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets or liabilities;

•

Level 2 — prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 — prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2020, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$14,531,021	$—	$14,531,021
Belgium	—	3,968,039	—	3,968,039
China	6,852,748	2,378,880	—	9,231,628
Finland	—	5,086,005	—	5,086,005
France	—	49,913,637	—	49,913,637
Germany	—	78,289,738	—	78,289,738
India	—	7,353,870	—	7,353,870
Indonesia	—	4,099,122	—	4,099,122
Ireland	8,164,799	321,300	—	8,486,099
Italy	—	16,795,600	—	16,795,600
Japan	—	11,812,101	—	11,812,101
Korea	—	8,116,828	—	8,116,828
Netherlands	—	9,100,172	—	9,100,172
South Africa	—	10,532,961	—	10,532,961
Spain	—	6,847,586	—	6,847,586
Sweden	—	22,163,035	—	22,163,035
Switzerland	—	52,352,372	—	52,352,372
United Kingdom	7,562,171	91,338,100	—	98,900,271
All Other Common stocks*	14,105,562	—	—	14,105,562

Total Common Stocks	36,685,280	395,000,367	—	431,685,647

Preferred Stocks*	—	784,398	—	784,398
Short-Term Investments	—	8,276,412	—	8,276,412

Total	$36,685,280	$404,061,177	$—	$440,746,457

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(128,566)	$—	$(128,566)

*	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Derivatives

Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Fund used during the period include forward foreign currency contracts.

The Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency contracts for hedging purposes to protect the value of the Fund’s holding of foreign securities. During the period ended September 30, 2020, the Fund engaged in forward foreign currency transactions for hedging purposes.

The following is a summary of derivative instruments for the Fund, as of September 30, 2020:

Liabilities	Unrealized depreciation on forward foreign currency contracts
Over-the-counter liability derivatives
Foreign exchange contracts	$(128,566)

The Fund’s derivatives do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of this disclosure.

The Fund enters into over-the-counter derivatives, including forward foreign currency contracts, pursuant to an International Swaps and Derivatives Association, Inc. (“ISDA”) agreement between the Fund and its counterparty. ISDA agreements typically contain master netting provisions in the event of a default or other termination event. Master netting provisions allow the Fund and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts to one net amount payable by either the Fund or the counterparty.

Counterparty risk is managed based on policies and procedures established by the Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements and monitoring of counterparty credit default swap spreads. The following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties to the relevant financial instruments failed completely to perform according to the terms of the contracts and ii) the amount of loss that the Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of September 30, 2020:

Maximum Amount of Loss – Gross	Maximum Amount of Loss – Net
$ —	$—

Industry Summary at September 30, 2020 (Unaudited)

Banks	16.2%
Automobiles	8.6
Machinery	8.0
Metals & Mining	5.3
Capital Markets	4.9
Media	4.6
Auto Components	4.4
Insurance	4.1
Internet & Direct Marketing Retail	3.6
Textiles, Apparel & Luxury Goods	3.5
Hotels, Restaurants & Leisure	3.4
Diversified Financial Services	3.0
Pharmaceuticals	2.8
Trading Companies & Distributors	2.5
Commercial Services & Supplies	2.3
Specialty Retail	2.0
Other Investments, less than 2% each	18.4
Short-Term Investments	1.9

Total Investments	99.5
Other assets less liabilities (including forward foreign currency contracts)	0.5

Net Assets	100.0%

Currency Exposure Summary at September 30, 2020 (Unaudited)

Euro	42.2%
British Pound	21.2
United States Dollar	8.0
Swiss Franc	7.6
Swedish Krona	5.0
Australian Dollar	3.3
Japanese Yen	2.7
South African Rand	2.4
Canadian Dollar	2.2
Other, less than 2% each	4.9

Total Investments	99.5
Other assets less liabilities (including forward foreign currency contracts)	0.5

Net Assets	100.0%